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                                                                   Exhibit 10.26

This SECOND ASSUMPTION AND AMENDMENT TO CHANGE IN CONTROL AGREEMENT is entered into effective as of January 1, 2003, by and among EQUITY OFFICE MANAGEMENT, L.L.C., a Delaware limited liability company ("EOM"); EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (the "Trust"); EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("EOP Partnership"); and STANLEY M. STEVENS (the "Executive").

                                    Recitals

         Reference is made to a certain Change in Control Agreement dated as of September 1, 2001, by and among Equity Office Properties Management Corp., a Delaware corporation, the Trust and Executive (the "Change In Control Agreement") and to that certain Assumption and Amendment to Change in Control Agreement dated as of May 22, 2002 (the "Assumption Agreement").

                             Statement of Agreement

         For value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby enter into this Second Assumption and Amendment to Change in Control Agreement providing as follows:

         1. EOM, being the current employer of Executive, does hereby expressly assume, from and after January 1, 2003, all obligations of Employer set forth in the Change in Control Agreement as if it were named therein as the Employer for the period from and after such date. In consideration for such assumption, EOP Partnership is

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hereby released from any and all future liability under or pursuant to the
Change in Control Agreement, except for its obligations as guarantor in accordance with the terms of the Change in Control Agreement, which obligations are hereby confirmed.

         2. Section 2.5(e) of the Change in Control Agreement, as modified by the Assumption Agreement, shall be deleted and Section 2.5(f), as modified by the Assumption Agreement, shall be renumbered as Section 2.5(e).

         3. The parties acknowledge that, as provided in Section 10 of the Change in Control Agreement, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and may be terminated by either the Executive or the Company at any time, subject, however, to the rights, if any, of the Executive as provided in the Change of Control Agreement (as modified hereby) in the event of any such termination.

         4.       Executive hereby consents to the foregoing.

                                  EQUITY OFFICE MANAGEMENT, L.L.C.

                                  By:     /s/ Richard D. Kincaid
                                          ---------------------------------
                                  Name:   Richard D. Kincaid
                                  Title:  Chief Executive Officer and
                                          President

                                  EQUITY OFFICE PROPERTIES TRUST

                                  By:     /s/ Richard D. Kincaid
                                          ---------------------------------
                                  Name:   Richard D. Kincaid
                                  Title:  Chief Executive Officer and
                                          President

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                                  EOP OPERATING LIMITED PARTNERSHIP

                                  By:     Equity Office Properties Trust, its
                                          general partner

                                  By:     /s/ Richard D. Kincaid
                                          ---------------------------------
                                  Name:   Richard D. Kincaid
                                  Title:  Chief Executive Officer and President

                                  /s/ Stanley M. Stevens
                                  ---------------------------------
                                  Stanley M. Stevens
                                  (Executive)

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